Exhibit 99.1

CECO Environmental Corp. Reports Fourth Quarter and Full Year 2020 Results;

Sequential Increases in Revenue, Adjusted EBITDA and Bookings Demonstrate Continued Execution and Improved Momentum

DALLAS, Texas, March 3, 2021 -- CECO Environmental Corp. (Nasdaq: CECE), a leading global air quality and fluid handling company serving the energy, industrial and other niche markets, today reported its financial results for the fourth quarter and full year of 2020.

Results of the Fourth Quarter 2020*

•	Revenue of $82.9 million, compared with $89.4 million
•	Gross profit of $26.2 million (31.6% margin), compared with $30.0 million (33.6% margin)
•	Operating income of $3.7 million, compared with $7.0 million
•	Non-GAAP operating income of $8.8 million, compared with $9.6 million
•	Net income of $1.8 million, compared with $8.4 million
•	Non-GAAP net income of $5.6 million, compared with $9.6 million
•	Adjusted EBITDA of $9.9 million, compared with $10.1 million
•	Earnings per diluted share was $0.05, compared with $0.24
•	Non-GAAP earnings per diluted share of $0.16, compared with $0.27
•	Bookings of $77.2 million, compared with $67.7 million
•	Backlog of $183.1 million, compared with $189.1 million as of September 30, 2020
•	Cash and Cash equivalents of $36.0 million, compared with $35.6 million
•	Bank Debt of $74.0 million, compared with $67.3 million

Results of the Full Year 2020*

•	Revenue of $316.0 million, compared with $341.9 million
•	Gross profit of $105.1 million (33.3% margin), compared with $114.1 million (33.4% margin)
•	Operating income of $13.3 million, compared with $18.0 million
•	Non-GAAP operating income was $28.2 million in both 2020 and 2019
•	Net income of $8.2 million, compared with $17.7 million
•	Non-GAAP net income of $19.5 million, compared with $20.9 million
•	Adjusted EBITDA of $32.8 million, compared with $33.0 million
•	Earnings per diluted share was $0.23, compared with $0.50
•	Non-GAAP earnings per diluted share of $0.55, compared with $0.59
•	Bookings of $279.6 million, compared with $383.7 million

*    All comparisons are versus the comparable prior-year period, unless otherwise stated

Todd Gleason, CECO’s Chief Executive Officer, commented, “We are pleased with the strong finish to a very challenging 2020.  We delivered sequential improvements in bookings, revenue, adjusted EBITDA and operating margin expansion.  Our focus on delivering differentiated solutions in key environmental categories drove double-digit bookings growth in the fourth quarter.  We continued to prudently manage our cost structure which yielded steady EBITDA despite year-over-year decline in revenues.”

Mr. Gleason added, “I am very proud of the way CECO responded to the crisis in 2020.  We focused on operational items we can control and maintained our customer-focused execution.  CECO enters 2021 with a healthy balance sheet, improving end markets and a continued focus on operational costs and execution.  We are advancing our strategic growth process which will leverage our improved cost structure to drive sustainable shareholder value.”

1 | Page

Exhibit 99.1

CONFERENCE CALL

A conference call is scheduled for today at 8:30 a.m. ET to discuss the Company’s fourth quarter and fiscal 2020 financial results.

The live webcast and slides can also be accessed at https://investors.cecoenviro.com/events-webcasts-and-presentations.  In addition, the conference call may also be accessed by dialing (888) 346-4547 (Toll-Free) within the U.S., (855) 669-9657 (Toll-Free) within Canada or Toll/International (412) 317-5251.

A replay of the conference call will be available on the Company’s website for 7 days.  The replay may be accessed by dialing toll free (877) 344-7529 within North America or Toll/International (412) 317-0088 and entering passcode 10152419.

ABOUT CECO ENVIRONMENTAL

CECO Environmental is a global leader in air quality and fluid handling serving the energy, industrial and other niche markets. Providing innovative technology and application expertise, CECO helps companies grow their business with safe, clean and more efficient solutions that help protect our shared environment. In regions around the world, CECO works to improve air quality, optimize the energy value chain and provide custom engineered solutions for industries including power generation, wastewater treatment, poly silicon fabrication, petrochemical processing, electric vehicle production, battery recycling, general industrial, refining, and a wide range of other industries. CECO is listed on Nasdaq under the ticker symbol "CECE". For more information, please visit www.cecoenviro.com.

Contact:

Matthew Eckl, Chief Financial Officer

(888) 990-6670

investor.relations@onececo.com

2 | Page

Exhibit 99.1

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31,
(dollars in thousands, except per share data)	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$35,992	$35,602
Restricted cash	1,819	1,356
Accounts receivable, net	63,046	68,434
Costs and estimated earnings in excess of billings on uncompleted contracts	45,498	34,805
Inventories, net	17,343	20,578
Prepaid expenses and other current assets	11,530	9,899
Prepaid income taxes	7,790	8,231
Assets held for sale	467	593
Total current assets	183,485	179,498
Property, plant and equipment, net	16,228	15,274
Right-of-use assets from operating leases	11,376	13,607
Goodwill	161,820	152,020
Intangible assets – finite life, net	29,637	31,283
Intangible assets – indefinite life	12,937	14,291
Deferred charges and other assets	3,831	2,664
Total assets	$419,314	$408,637
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of debt	$3,125	$2,500
Accounts payable and accrued expenses	84,997	78,319
Billings in excess of costs and estimated earnings on uncompleted contracts	20,691	34,369
Income taxes payable	543	—
Total current liabilities	109,356	115,188
Other liabilities	20,576	20,372
Debt, less current portion	69,491	63,001
Deferred income tax liability, net	6,970	5,943
Operating lease liabilities	9,310	11,116
Total liabilities	215,703	215,620
Commitments and contingencies
Shareholders’ equity:
Preferred stock, $.01 par value; 10,000 shares authorized, none issued	—	—
Common stock, $.01 par value; 100,000,000 shares authorized, 35,504,757 and 35,275,465 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively	355	353
Capital in excess of par value	255,296	253,869
Accumulated loss	(38,141)	(46,344)
Accumulated other comprehensive loss	(14,496)	(14,505)
	203,014	193,373
Less treasury stock, at cost, 137,920 shares at December 31, 2020 and 2019	(356)	(356)
Shareholders’ equity less NCI	202,658	193,017
Noncontrolling interest	953	—
Total shareholders' equity	203,611	193,017
Total liabilities and shareholders' equity	$419,314	$408,637

3 | Page

Exhibit 99.1

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended December 31,		For the Year Ended December 31,
(dollars in thousands, except per share data)	2020	2019	2020	2019
Net sales	$82,930	$89,413	$316,011	$341,869
Cost of sales	56,707	59,369	210,883	227,770
Gross profit	26,223	30,044	105,128	114,099
Selling and administrative expenses	17,561	20,406	76,926	85,978
Amortization and earnout expenses	3,253	2,019	8,799	8,499
Restructuring expenses	578	129	2,331	1,097
Acquisition and integration expenses	287	465	1,354	465
Executive transition expenses	—	—	1,522	—
Loss on divestitures, net of selling costs	—	—	—	70
Intangible asset impairment	850	—	850	—
Income from operations	3,694	7,025	13,346	17,990
Other income	976	656	2,033	751
Interest expense	(795)	(1,078)	(3,535)	(5,397)
Income before income taxes	3,875	6,603	11,844	13,344
Income tax expense (benefit)	2,123	(1,794)	3,672	(4,363)
Net income	$1,752	$8,397	$8,172	$17,707
Less net loss attributable to noncontrolling interest	28	—	39	—
Net income attributable to CECO Environmental Corp.	$1,780	$8,397	$8,211	$17,707
Earnings per share:
Basic	$0.05	$0.24	$0.23	$0.51
Diluted	$0.05	$0.24	$0.23	$0.50
Weighted average number of common shares outstanding:
Basic	35,366,837	35,117,916	35,289,616	34,987,878
Diluted	35,655,014	35,352,957	35,520,670	35,484,273

4 | Page

Exhibit 99.1

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	Three Months Ended December 31,		For the Year Ended December 31,
(dollars in millions)	2020	2019	2020	2019
Operating income as reported in accordance with GAAP	$3.7	$7.0	$13.3	$18.0
Operating margin in accordance with GAAP	4.5%	7.8%	4.2%	5.3%
Amortization and earnout expenses	3.3	2.0	8.8	8.5
Restructuring expenses	0.6	0.1	2.3	1.1
Acquisition and integration expenses	0.3	0.5	1.4	0.5
Executive transition expenses	—	—	1.5	—
Loss on divestitures, net of selling costs	—	—	—	0.1
Intangible asset impairment	0.9	—	0.9	—
Non-GAAP operating income	$8.8	$9.6	$28.2	$28.2
Non-GAAP operating margin	10.6%	10.7%	8.9%	8.2%

	Three Months Ended December 31,		For the Year Ended December 31,
(dollars in millions)	2020	2019	2020	2019
Net income as reported in accordance with GAAP	$1.8	$8.4	$8.2	$17.7
Amortization and earnout expenses	3.3	2.0	8.8	8.5
Restructuring expenses	0.6	0.1	2.3	1.1
Acquisition and integration expenses	0.3	0.5	1.4	0.5
Executive transition expenses	—	—	1.5	—
Loss on divestitures, net of selling costs	—	—	—	0.1
Intangible asset impairment	0.9	—	0.9	—
Deferred financing fee adjustment	—	—	—	0.4
Foreign currency remeasurement	—	(1.0)	0.3	(0.5)
Tax benefit of adjustments	(1.3)	(0.4)	(3.9)	(2.5)
Zhongli tax benefit	—	—	—	(4.4)
Non-GAAP net income	$5.6	$9.6	$19.5	$20.9
Depreciation	0.6	0.5	2.5	2.1
Non-cash stock compensation	0.5	—	2.0	2.8
Other (income) expense, net	(1.0)	0.3	(2.3)	(0.3)
Interest expense	0.8	1.1	3.5	5.0
Income tax expense	3.4	(1.4)	7.6	2.5
Adjusted EBITDA	$9.9	$10.1	$32.8	$33.0

Earnings per share:
Basic	$0.05	$0.24	$0.23	$0.51
Diluted	$0.05	$0.24	$0.23	$0.50

Non-GAAP net income per share:
Basic	$0.16	$0.27	$0.55	$0.60
Diluted	$0.16	$0.27	$0.55	$0.59

5 | Page

Exhibit 99.1

NOTE REGARDING NON-GAAP FINANCIAL MEASURES

CECO is providing certain non-GAAP historical financial measures as presented above as the Company believes that these figures are helpful in allowing individuals to better assess the ongoing nature of CECO’s core operations.  A "non-GAAP financial measure" is a numerical measure of a company's historical financial performance that excludes amounts that are included in the most directly comparable measure calculated and presented in the GAAP statement of operations.

Non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, non-GAAP net income per basic and diluted share and adjusted EBITDA, as we present them in the financial data included in this press release, have been adjusted to exclude the effects of amortization expenses for acquisition related intangible assets, contingent retention and earnout expenses, restructuring expenses primarily relating to severance and legal expenses, acquisition and integration expenses which include retention, legal, accounting, banking, and other expenses, executive transition expenses, loss on divestitures, net of selling costs necessary to complete the divestiture such as legal, accounting and compliance, intangible asset impairment and other nonrecurring or infrequent items and the associated tax benefit of these items.  Management believes that these items are not necessarily indicative of the Company’s ongoing operations and their exclusion provides individuals with additional information to compare the Company's results over multiple periods.  Management utilizes this information to evaluate its ongoing financial performance. Our financial statements may continue to be affected by items similar to those excluded in the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP financial measures should not be construed as an inference that all such costs are unusual or infrequent.

Non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, non-GAAP net income per basic and diluted share and adjusted EBITDA are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of our business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of CECO’s results as reported under GAAP.  Additionally, CECO cautions investors that non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, non-GAAP operating income, non-GAAP net income, non-GAAP operating margin and non-GAAP net income per basic and diluted share and adjusted EBITDA stated in the tables above are reconciled to the most directly comparable GAAP financial measures.

6 | Page

Exhibit 99.1

SAFE HARBOR

Any statements contained in this Press Release, other than statements of historical fact, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. We use words such as “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “will,” “plan,” “should” and similar expressions to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Potential risks and uncertainties, among others, that could cause actual results to differ materially are discussed under “Part I – Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and include, but are not limited to: the sensitivity of our business to economic and financial market conditions generally and economic conditions in our service areas; dependence on fixed price contracts and the risks associated therewith, including actual costs exceeding estimates and method of accounting for revenue; the effect of growth on our infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation; liabilities arising from faulty services or products that could result in significant professional or product liability, warranty, or other claims; changes in or developments with respect to any litigation or investigation; failure to meet timely completion or performance standards that could result in higher cost and reduced profits or, in some cases, losses on projects; the potential for fluctuations in prices for manufactured components and raw materials, including as a result of tariffs and surcharges; the substantial amount of debt incurred in connection with our strategic transactions and our ability to repay or refinance it or incur additional debt in the future; the impact of federal, state or local government regulations; economic and political conditions generally; our ability to successfully realize the expected benefits of our restructuring program; our ability to successfully integrate acquired businesses and realize the synergies from strategic transactions; unpredictability and severity of catastrophic events, including cyber-security threats, acts of terrorism or outbreak of war or hostilities or public health crises, such as uncertainties regarding the extent and duration of impacts of matters associated with the novel coronavirus (“COVID-19”), as well as management’s response to any of the aforementioned factors. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only to our views as of the date the statement is made. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update or review any forward-looking statements, whether as a result of new information, future events or otherwise.

7 | Page